                                   Schedule A

                                       to

                                  Exhibit 10(e)
                                  -------------

                  Agreements between Bob Evans Farms, Inc. and certain of the executive officers of Bob Evans Farms, Inc. substantially identical to Agreement, dated February 24, 1989, between Daniel E. Evans and Bob Evans Farms, Inc.



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



         On the dates indicated below, Bob Evans Farms, Inc. (the "Registrant") entered into Agreements with the executive officers of the Registrant identified below, which Agreements are substantially identical to the Agreement, dated February 24, 1989, between the Registrant and Daniel E. Evans, Chairman of the Board, Chief Executive Officer and Secretary of the Registrant, a copy of which was included as Exhibit 10(g) to the Registrant's Annual Report on Form 10-K for the fiscal year ended April 28, 1989 and has been incorporated into Exhibit 10(e) to the Registrant's Annual Report on Form 10-K for the fiscal year ended April 25, 1997 (the "1997 Form 10-K") by reference. Each of the Agreements had an initial term of approximately one year (which was, and will continue to be, automatically extended for one-year periods unless either party gives notice of his, her or its decision not to renew).

         In accordance with Rule 12b-31 promulgated under the Securities Exchange Act of 1934 and Item 601(b)(10)(iii) of Regulation S-K, the following table identifies those executive officers of the Registrant with whom the Registrant has entered into Agreements similar to that included as Exhibit 10(e) to the 1997 Form 10-K:

                                        Date of Original                              Current Offices Held
                 Name                      Agreement                                  with the Registrant
                 ----                   ----------------                              ---------------------

Donald J. Radkoski                      February 24, 1989                      Group Vice President
                                                                               - Finance Group, Treasurer and Chief
                                                                               Financial Officer


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


                                        Date of Original                              Current Offices Held
                 Name                      Agreement                                  with the Registrant
                 ----                   ----------------                              ---------------------

Stewart K. Owens                        February 24, 1989                      President and Chief
                                                                               Operating Officer

Larry C. Corbin                         February 24, 1989                      Executive Vice President -
                                                                               Restaurant Division

Roger D. Williams                       February 24, 1989                      Executive Vice President - Food
                                                                               Products Division

Howard J. Berrey                        February 24, 1989                      Group Vice President - Real Estate/
                                                                               Construction & Engineering Group

James B. Radebaugh                      June 12, 1990                          Group Vice President -
                                                                               Administration & Human Resources
                                                                               Group

Mary L. Cusick                          September 5, 1990                      Vice President - Corporate
                                                                               Communications

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